Exhibit 10.2

DEUTSCHE BANK AG NEW YORK BRANCH

[Address]

[Date]

Jeffrey Baer

Stuart Clarke

Thomas Fiato

Donna Milrod

Re:	Nevada Property 1 LLC

Lady and Gentlemen:

This letter will set forth the agreement (the “Agreement”) between Deutsche Bank AG New York Branch (“Deutsche Bank”) and Jeffrey Baer, Stuart Clarke, Thomas Fiato and Donna Milrod (collectively, and so long as they remain Members of Nevada VoteCo LLC, the “Independent Managers”). The Independent Managers are officers of Deutsche Bank.

On August 29, 2008, Nevada Property 1 LLC, which is an indirect 100% subsidiary of Deutsche Bank, acquired ownership of the mortgage loan on The Cosmopolitan of Las Vegas (the “Property”) from an affiliate of Deutsche Bank. Nevada Property 1 LLC then acquired the Property at a Trustee foreclosure sale on September 3, 2008, and is the current owner of the Property. In furtherance of their responsibilities and duties as officers of Deutsche Bank, the Independent Managers have acquired all of the membership interests in Nevada VoteCo LLC (“VoteCo”) which holds 100% of the voting units of Nevada Property 1 LLC (the “Voting Units”). Deutsche Bank understands that the Independent Managers have applied to the Nevada Gaming Commission for approval to participate in the management of the gaming operations of the Property (the “Gaming Operations”) in conjunction with the acquisition of the Voting Units.

Deutsche Bank agrees that it will not take any action to influence the Independent Managers in the exercise of their management or voting rights in respect of the Gaming Operations at the Property, and Deutsche Bank hereby authorizes the Independent Managers to exercise such rights independently of, and without consultation with, Deutsche Bank. Deutsche Bank further agrees that the terms of this Agreement shall be binding on any successor Independent Manager of VoteCo.

If you are in agreement with the foregoing, please so indicate by signing and returning one copy of this letter, whereupon this letter will constitute our agreement with respect to the subject matter hereof. This Agreement shall terminate with respect to any Independent Manager if, and at such time as, such Independent Manager is no longer a member of VoteCo.

INDEPENDENT MANAGERS

By:
Jeffrey Baer

By:
Stuart Clarke

By:
Tom Fiato

By:
Donna Milrod

DEUTSCHE BANK AG NEW YORK BRANCH

By:

Name:

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By:

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